UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2011

Date of reporting period:	April 30, 2011

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

June 28, 2011

To Our Shareholders:

    We present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2011.

    The Net Asset Value per share (“NAV”) of the Fund on April 30, 2011 was $16.12, representing an increase of 31.1% during the six months ended April 30, 2011. The closing New York Stock Exchange (“NYSE”) market price of the Fund on April 30, 2011 was $14.72, representing a discount of 8.68% to the NAV. The net assets of the Fund amounted to $142,672,072 on April 30, 2011.

    The Korea Composite Stock Price Index (“KOSPI”) increased from 1,883.0 to 2,192.4, or 16.4% in local currency terms, during the period. Including the South Korean won (“Won”) appreciation of 5.2% during the period, this represented a total increase of 22.5% in United State (“U.S.”) dollar terms. The Fund’s NAV outperformed the KOSPI, in U.S. dollar terms, by 8.6% during the period. The Fund’s share price (quoted on the NYSE), increased by 30.8% during the six months.

    For the quarter ended April 30, 2011, the KOSPI increased by 10.9% in U.S. dollar terms. The NAV of the Fund increased by 15.4%. The Fund outperformed the KOSPI, in U.S. dollar terms, by 4.5%  during the quarter.

South Korean Economy

    South Korea’s real gross domestic product (“GDP”) growth rate was 4.2% year-over year (“yoy”) in the first quarter of 2011 (1Q11), boosted by exports, notwithstanding the slowing U.S. recovery and policy tightening in China. Real GDP growth accelerated to 1.4% quarter-over quarter (“qoq”) in 1Q11 from 0.5% qoq in 4Q10. Exports of goods rose by 18.6% yoy, and facilities investment increased by 12% yoy over the same period. However, exports in May grew by 23.5% yoy, but were below market expectations, moderating slightly from the 25.1% yoy rise in April and below the Bloomberg consensus expectation of 27.7% yoy. Export growth excluding ships, which better reflects current demand, increased slightly to 23.5% yoy from the 23.2% yoy rise in April.

    During the period under review, Consumer Price Index (“CPI”) headline inflation rose from 3.3% in November 2010 and peaked in March 2011 (4.7%) before decreasing to 4.1% in May 2011. Although these numbers suggest that the CPI is peaking, inflation has still not fallen below the 3% level at which the government is comfortable. Hence, the Fund expects rate normalization will resume given that the Bank of Korea has only raised interest rates twice during the period (from 2.5% to 3.0%).

    Consumer confidence has been declining since November 2010 and bottomed out in March 2011. In April the consumer confidence index was 100. With inflation above 4%, increasing interest rates and a volatile equity market, consumer confidence is unlikely to rebound strongly in the near term. The jobless rate has also been fairly stable, hovering between 3% and 4%.

    In recent by-elections held on April 27, South Korea’s conservative governing Grand National Party fared poorly. The results were perceived as a mid-term evaluation of the government’s performance ahead of next year’s general election in April and presidential election in December 2012. Hence, the government may focus on issues such as bringing down inflation and increasing expenditure for social welfare and public job creation. In addition, financial regulators will likely strengthen prudential regulations to limit household debt growth and promote safer debt-repayment structures.

South Korean Stock Market

   During the period under review, the KOSPI rose from 1,883 to 2,192. The Automobile sector continued to outperform due to global market share gains, which translated into strong quarterly earnings that beat market expectations. Refining and Petrochemical stocks were the best performers during the period, as oil refining margins and petrochemical spreads surged on the back of tight supply and strong demand. Construction stocks with overseas exposure also performed well due to strong order momentum. Shipbuilding companies also outperformed as they continued to dominate the high-end market against their Chinese counterparts. Commodity stocks also outperformed. Silver, which contributes 40% of its operating profit, soared during the review period.

    The Steel sector underperformed again despite attractive valuations. Companies were unable to raise prices and quarterly earnings were poor. Consumer stocks with exposure to China lagged behind due to their rich valuations. Domestic retailers also lagged behind even though they reported strong operating data, as investors were more concerned about a peak in growth and rising inflation. Financial stocks caused the biggest drag on the index. Banks were hit by risk related to the mutual savings banks (it is expected that the government will exert pressure on major banks to bail out these savings banks) and slower than expected interest rate normalization during the period. The Brokerage sector also underperformed due to increasing competition within the industry. Transportation stocks such as shippers and airlines also suffered due to higher oil prices.

Portfolio Management Activity

    Within the Technology sector, the Fund added Crucialtec Co., Ltd. after meeting with the company’s management. The Fund believes that its leadership in the optical track pad business will allow it to grow significantly as the Fund expects demand for such devices to gain more traction from new customers and products. The Fund also bought Duksan Hi-Metal Co., Ltd. given the growth potential of actual matrix organic light emitting diode (“AMOLED”) applications and consistent strong quarterly earnings.

    Changes in the Financial sector include disposing of our position in Industrial Bank of Korea as earnings are likely to peak in the first half of this year, while its high non-performing loan (“NPL”) formation ratio remains a concern. We added Daegu Bank as regional banks appear to have less regulatory risk vis-à-vis major banks at this stage. The NPL coverage ratio has improved and the apartment project financing loan balance has declined. The Fund also added Samsung Card Co., Ltd. as it is a major beneficiary of increasing consumption and the restructuring of the Samsung Group will be a key catalyst (required to sell its 26% stake in Everland in 2012). The Fund also added Daewoo Securities to the portfolio which underperformed the market given intensified competition among brokerages.

    The Fund also added Korea Zinc Co. to the portfolio as demand for non-ferrous metals should remain strong and completion of its capacity expansion should drive earnings higher. It is a proxy to rising prices in precious metals, towards which we are positive given the inflationary environment.

    During the review period, the Fund participated in the Doosan Engine Co., Ltd IPO. The share price surged strongly during the first few days of trading. The Fund locked in the gains as it traded at a huge premium over its peers. Mando Corp. was also removed from the portfolio as relative valuations became stretched relative to its peers. As the Fund has an overweight position in the Auto sector, we disposed of Mando Corp. The Fund added Kia Motors Corporation during this period as it continued to deliver strong results and gain market share overseas on new launches. Another stock the Fund bought, Fila Korea Ltd., has strong quarterly results reinforcing our positive view of the company. Margin expansion coupled with strong orders in the United States should also drive earnings further. Due to the surge in oil prices, the Fund disposed its position in Korea Airlines Co., Ltd. and recognized a loss.

Investment Strategy

    Asia equity markets face a number of headwinds, the most serious being the ongoing European sovereign debt crises and the unsustainable level of both the U.S. budget and current account deficit. Inflation appears to be peaking and this will be positive for the equity markets. In South Korea, the Fund favors globally competitive companies that are emerging in three sectors, in particular Automobiles, Technology, and Heavy Industrial. Their global market shares have risen over the years. The Fund also likes consumer stocks with brand leadership and companies that are able to pass on higher costs to customers. The Fund will maintain underweight positions in highly regulated sectors in an inflationary environment, such as Telecommunications and Financials, as earnings are unlikely to bring any welcome earnings surprises.

    Technology stocks continue to underperform on weak demand and selling prices remain flat. However, the Fund will look to increase its underweight position, as it is the only cyclical sector that still trades well below its post-2000 average. Companies will also benefit from the capital expenditure cycle, which should continue in the medium-term. The Fund will continue to select companies that have strong earnings visibility and are gaining market share against their peers.

    With further rate normalization in 2011 and a bottoming construction market, banks should benefit. Valuations also remain attractive in the Financial sector. However, the Fund believes regulatory risks will continue to exert pressure on stock performance. That said, the Fund will look to add weight in this sector if any stocks discount the risks excessively.

    Automobile stocks remain one of the Fund’s biggest overweight sector positions and have again outperformed the market during the period under review. Valuations are above historical averages, but they are not demanding either. The sector has consistently beaten market expectations in terms of earnings and global sales. Market share gains are an ongoing trend due to stronger brand equity. The Fund will continue to monitor the sector closely and trim our positions if valuations become excessive.

    Among industrials, the Fund favor stocks that are best positioned to benefit from strong overseas order momentum. The Fund expect this trend to continue as governments in emerging countries, such as the Middle East in particular, have doubled their budgets in building power plants and other infrastructure projects. South Korean companies have increased their overseas market share tremendously over the last decade and due to their strong track record, more order wins should materialize. However, the Fund acknowledges margin pressure due to increasing competition. Most construction stocks are still trading at mid-cycle valuations and hence, we are comfortable with our position.

    We appreciate your continuing support of your Fund.

Sincerely,

Shigeru Shinohara
President

 AVAILABLITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov..

 SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet Website.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—APRIL 30, 2011
(Unaudited)

KEY STATISTICS
Net Assets		$142,672,072
Net Asset Value per Share		$16.12
Closing NYSE Market Price		$14.72
Percentage Increase in Net Asset Value per Share*		31.1%
Percentage Increase in NYSE Market Price*		30.8%

		SOUTH
MARKET INDEX		KOREAN WON	U.S.$
Percentage increase Korea Composite Stock Price index*		16.4%	22.5%
*From November 1, 2010 through April 30, 2011

ASSET ALLOCATION
Korean Equity Securities		97.8%
Other Assets Less Liabilities, Net		2.2%
Net Assets		100.0%
INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Services	19.9	Retail	6.5
Automotive Equipment and Parts	18.1	Chemicals and Pharmaceuticals	5.8
Consumer Electronics	16.2	Wholesale	3.3
Miscellaneous Manufacturing	11.2	Oil and Gas	3.3
Banking and Financial Services	10.8	Iron and Steel	2.7

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Issuer		Market Value	% of Net Assets
Hyundai Mobis		$ 18,583,292	13.0
Samsung Electronics Co., Ltd.		18,283,587	12.8
Samsung Engineering Co., Ltd		8,380,771	5.9
LG Chem Ltd.		6,557,749	4.6
Hyundai Engineering & Construction Co., Ltd.		6,444,943	4.5
Korea Zinc Co., Ltd		5,713,000	4.0
Hyundai Motor Company		5,656,920	4.0
Huundai Heavy Industries Co., Ltd.		5,585,003	3.9
KB Financial Group, Inc,		5,512,006	3.9
Lotte Shopping Co., Ltd.		4,723,896	3.3

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
APRIL 30, 2011
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis	55,328	$5,589,144	$18,583,292	13.0
Automotive service components
Hyundai Motor Company	24,529	889,589	5,656,920	4.0
Passenger cars, trucks, autoparts, and commercial vehicles
Kia Motors Corporation	21,420	1,215,241	1,541,094	1.1
Passenger cars, mini-buses, trucks, and commercial vehicles
Total Automotive Equipment and Parts		7,693,974	25,781,306	18.1

Banking and Financial Services
Daegu Bank	230,600	3,535,963	3,861,852	2.7
Commercial banking services
Daewood Securities, Co., Ltd.	78,380	1,973,528	1,653,617	1.1
Brokerage services
KB Financial Group, Inc.	102,461	4,661,351	5,513,006	3.9
Commercial banking services
Samsung Card Co., Ltd.	89,224	3,842,509	4,440,957	3.1
Credit card services
Total Banking and Financial Services		14,013,351	15,468,432	10.8

Chemicals and Pharmaceuticals
Korea Kumbo Petrochemical Co., Ltd.	9.062	878,999	1,725,328	1.2
Synthetic resins
LG Chem Ltd.	13,225	2,677,447	6,557,749	4.6
Petrochemicals, plastic resins, and engineering plastics
Total Chemicals and Pharmaceuticals		3,556,447	8,283,077	5.8

Consumer Electronics
CrucialTec Co., Ltd.	119,377	1,875,862	2,552,055	1.8
Optic based input devices
Samsung Electro-Mechanics Co., Ltd.	11,228	1,299,114	1,087,241	0.8
Electronic components
Samsung Electronics Co., Ltd.	21,884	11,040,144	18,283,587	12.8
Consumer electronics, computers, and telecommuniations
Silcon Works Co., Ltd.	33,512	739,408	1,117,748	0.8
Mixed-signal semiconductors
Total consumer Electronics		14,954,528	23,040,629	16.2

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - (continued)
APRIL 30, 2011
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Iron and Steel
POSCO	8,732	$3,386,754	$3,823,339	2.7
Hot and cold rolled steel products

Miscellaneous Manufacturing
Duksan Hi-Metal Co., Ltd.	34,981	607,342	744,555	0.5
Solder ball
Finetec Corporation	123,375	510,216	717,962	0.5
Superconducting materials
Korea Zinc Co., Ltd.	14,470	3,348,224	5,713,000	4
Non-ferrous metals
Hyundai Heavy Industries Co., Ltd.	11,158	3,251,618	5,585,003	3.9
Shipbuilding
Lock&Lock Co., Ltd.	57,840	1,500,741	2,118,572	1.5
Plastic food storage
Poongsan Corporation	28,530	1,230,822	1,086,374	0.8
Non-ferrous metals
Total Miscellaneous Manufacturing		10,448,963	15,965,466	11.2

Oil and Gas
SK Innovation Co., Ltd.	5,878	421,278	1,275,853	0.9
Refines, markets, and distributes oil
S-Oil Corporation	22,843	1,526,072	3,408,765	2.4
Refines crude oil
Total Oil and Gas		1,947,350	4,684,618	3.3

Retail
CJ Home Shopping	6,419	974,911	1,378,267	1
Miscellaneous products
GS Home Shopping Inc.	11,000	1,605,700	1,582,824	1.1
Cable television and internet based shopping
Hyundai Department Store Co., Ltd.	11,009	1,174,786	1,617,077	1.1
Department stores
Lotte Shopping Co., Ltd.	10,336	2,573,609	4,723,896	3.3
Department and discount stores
Total Retail		6,329,006	9,302,064	6.5

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - (continued)
APRIL 30, 2011
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Services
CJ CGV Co., Ltd.	65,730	$1,603,569	$1,718,813	1.2
Movie theaters
Dongbu Insurance Co., Ltd.	89,170	3,140,603	4,254,732	3
Non-life insurance
Hana Tour Service Inc.	23,033	810,282	928,776	0.7
Travel related services
Hotel Shilla Co., Ltd.	58,600	1,044,396	1,444,646	1
Hotels
Hyundai Engineering & Construction Co., Ltd.	76,626	4,093,988	6,444,943	4.5
General construction
Korean Reinsurance Company	173,016	1,853,415	1,991,015	1.4
Life and non-life insurance
S.M. Entertainment Co.	49,874	799,677	902,897	0.5
Korean rock and roll music
Samsung Engineering Co., Ltd.	37,717	3,002,029	8,380,771	5.9
Engineering and construction
Samsung Fire & Marine Insurance Co., Ltd.	11,083	2,062,021	2,384,890	1.7
Non-life insurance
Total Services		18,409,980	28,451,483	19.9

Wholesale
Fila Korea Ltd.	27,372	1,849,080	1,823,349	1.3
Textile and apparel
Samsung C&T Corporation	39,526	1,802,311	2,865,945	2
Import/export
Total Wholesale		3,651,391	4,689,294	3.3
TOTAL SOUTH KOREAN EQUITY SECURITIES		$84,391,744	$139,489,708	97.8

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - (continued)
APRIL 30, 2011
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Investment in Foreign Currency

South Korea Won	KRW 191,840	$175	179	0.0
Non-interest bearing Account
TOTAL INVESTMENTS IN FOREIGN CURRENCY		$175	$179	0.0
TOTAL INVESTMENTS		$84,391,919	$139,489,887	97.8
OTHER ASSETS LESS LIABILITIES, NET			3,182,185	2.2
NET ASSETS			$142,672,072	100.0

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2011.

South Korean Won        KRW     1,168.850 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2011
(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$84,391,744)	$139,489,708
Investments in foreign currency, at market value (cost -- $175)	179
Receivable for dividends and interest, net of withholding taxes	197,377
Cash or cash equivalents	3,227,677
Total Assets	142,914,941

LIABILITIES:
Accrued management fee	98,544
Other accrued expenses	144,325
Total Liabilities	242,869

NET ASSETS:
Capital stock (par value of 8,849,912 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	884,991
Paid-in capital	62,604,008
Accumulated net realized gain on investments and foreign currency transactions	24,807,990
Unrealized net appreciation on investments and foreign currency transactions	55,105,892
Accumulated net investment income	(730,809)
Net Assets	$142,672,072
Net asset value per share	$16.12

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERTATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011

(Unaudited)

INCOME:
Dividend income (less $183,805 of withholding taxes)	$930,165
Interest income	828
Total Income		$930,993

EXPENSES:
Legal fees	575,600
Management fee	552,326
Annual meeting expenses	98,700
Directors’ fees and expenses	81,900
Custodian fees	50,500
Shareholder reports	45,480
Auditing and tax reporting fees	42,770
Transfer agency fees	20,570
Registration fees	13,650
Miscellaneous fees	7,503
Insurance expenses	4,740
Total Expenses		1.493,739
INVESTMENT LOSS—NET		(562,746)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		26,995,867
Net realized loss on foreign currency transactions		(15,456)
Net realized gain on investments and foreign currency transactions		26,980,411
Change in net unrealized appreciation on investments		5,969,858
Change in net unrealized appreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency		2,555,777
Net realized and unrealized gain on investments and foreign currency transactions		35,506,046
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$34,943,300

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
FROM INVESTMENT ACTIVITIES:
Net investment income loss	$(562,746)	$(803,305)
Net realized gain on investments	26,995,867	14,225,453
Net realized gain (loss) on foreign currency transactions	(25,456)	12,410
Change in net unrealized appreciation on investments
and foreign currency transactions	8,525,635	14,614,419
Increase in net assets derived from investment operations	34,943,300	28,048,977

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Decrease in net assets derived fromcpaital stock transactions	-	(1,483,505)
Decrease in net assets derived rom distribution to sharesholders	-	(1,483,505)

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares distribuated as part of tender offer	(28,297,607)	-
Decrease in net assets derived fromcapital shae transactions	(28,297,607)	-

NET ASSETS:
Beginning of period	136,026,379	109,460,907
End of period (including accumulated net investment loss of $730,809 and $168,063, respectively)	$142,672,072	$136,026,379

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

APRIL 30, 2011
1. Significant Accounting Policies

    Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

    The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

    The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

    (a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

    (b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

    The net assets of the Fund are presented at the exchange rate and market values on April 30, 2011. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2011. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2011, resulting from changes in the exchange rate. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U. S. dollar equivalent of the amounts actually received or paid.

    (c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

    Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

    Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended October 31, 2010, and semi-annual period ended April 30, 2011, the Fund did not earn fees from lending fund portfolio securities, pursuant to the securities lending agreement.

    (d) Capital Account Reclassification—For the year ended October 31, 2010, the Fund’s accumulated net  investment loss was decreased by $635,242, the accumulated net realized loss was increased by $12,410 and paid in capital was decreased by $622,832. The adjustments were a result of the reclassification of foreign exchange losses and net operating loss. These had no impact on net assets.

    (e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

    Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

    The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. As of and during the six months ended April 30, 2011, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the six months, the Fund did not incur any interest or penalties.

    (f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

    (g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

    (h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

    (i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

    Nomura Asset Management U.S.A. Inc. (“NAMU.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singap ore”), as investment sub-advisers for the Fund.

    As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. This annual rate became effective as of September 1, 2006 pursuant to an amendment of the Fund’s management agreement with the Manager. Under the management agreement, the Fund paid or accrued fees to the Manager of $552,326 for the six months ended April 30, 2011. Under the Investment Advisory Agreement, the Manager informed the Fund that NAM received sub-advisory fees of $326,293 from the Manager for the six months ended April 30, 2011. In addition, NAM-Hong Kong and NAM-Singapore received sub-advisory fees of $29,663 and $148,315, respectively from NAM. At April 30, 2011, the management fee payable to the Manager by the Fund was $98,544.

    Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2011. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The chair of the Audit Committee, presently Mr. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated $81,900 for the six months ended April 30, 2011.

3. Purchases and Sales of Investments

    Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2011 were 56,094,572 and $85,254,822, respectively.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)
4. Rights Offering

    The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.30 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5. Federal Income Taxes

    As of October 31, 2010, net unrealized appreciation on investments, for federal income tax purposes was $46,279,452 consisting of $46,789,726 related to appreciated securities and $510,274 related to depreciated securities. The aggregate cost of investments, at October 31, 2010 for federal income tax purposes was $86,317,612.
At October 31, 2010 the components of accumulated earnings on a tax basis were as follows:

Accumulated capital losses	$	$(2,039,680)
Unrealized appreciation on
investments		$46,279,452
Total accumulated earnings		$44,239,772

    For Federal income tax purposes, there was no distribution for the fiscal year ended October 31, 2010, and the total distribution paid for the fiscal year ended October 31, 2009 in the amount of $114,026 was from ordinary income.

    During the year ended October 31, 2010 the Fund utilized capital loss carryforwards of $14,225,453. The Fund has a capital loss carryforward as of October 31, 2010 of $2,039,680, all of which expires on October
31, 2017.

6. Fair Value Measurements

    In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2 No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

fall in either Level 2 or Level 3, and information on purchases, sales, issuance and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 2009 except for the disclosures surrounding purchases, sales, issuance and settlements, on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The Fund adopted the applicable portion of the ASU 2010-06 for the year ended October 31, 2011, and the impact of such adoption is limited to additional disclosures in the financial statements.

    The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2011.

Level	Investments in Securities	Other in Financial Instruments
Level 1 Equity Securities*	$139,489,708	-0-
Foreign Currency	179	-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$139,489,887	-0-

    *Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

    During the six months ended April 30, 2011, there were no transfers between Level 1 and Level 2.

    During the six months ended April 30, 2011, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

7. Share Repurchases and Discount Management Plan

    The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010. The Plan  consisted of an open-market share repurchase program and a tender offer component. The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010. Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505.

    The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of common stock. The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of common stock. On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding common stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended). The tender offer expired on December 17, 2010, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010. As a result of the tender offer, $28,297,607 was distributed to the shareholders.

8. Subsequent Event

    On June 7, 2011, the Fund announced that it indends to commence a tender offer for up to 10 percent of its outstanding shares during the fourth calendar quarter of 2011 if the Fund’s shares trade at a volume-weighted average discount of more that 7.5% for a period of ten consecutive trading days during the third quarter of 2011. The Fund stated that it would announce the specific terms and timing for such an offer following the end of the third quarter.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

			For The Year Ended October 31,
	For the Six Months Ended April 30, 2011 (Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	12.30		9.76	6.51	$16.42	$11.28	$8.18
Net investment income (loss)@	(0.06)		(0.07)	(0.02)	0.04	0.02	(0.04)
Net realized and unrealized gain (loss) on
investments and foreign currency	3.72		2.61	3.28	(9.93)	5.64	3.14
Total from investment operations	3.66		2.54	3.26	(9.90)	5.68	3.10
Distributions:
Dividends from investment income, net	—		---	(0.01)	(0.02)	—	—

Fund Share Transactions
Dilutive effect of Rights Offering**	—		—	—	---	(.38)	—
Offering costs charged to paid-in capital in
excess of par	—		—	—	---	(0.14)	—
Effcect of the Tender Offer***	0.16
Total Fund share transactions	0.16		—	—	---	(0.52)	—

Net asset value, end of period	$16.12		$12.30	$9.76	$6.51	$16.42	$11.28

Market value, end of period	$14.72		$11.25	$8.40	$5.54	$15.48	$10.40
Total investment return†	30.8%		23.9%	51.9%	(63.9%)	47.9%	32.5%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$142,612		$136,026	$109,460	$72,940	$184,129	$94,852
Operating expenses before waiver of a
portion of the management fee	2.32	%††*	1.81%††	1.64%††	1.36%††	1.36%††	1.92%
Operating expenses after waiver of a portion
of the management fee	2.32	%††*	1.81%††	1.64%††	1.36%††	1.36%††	1.68%
Net investment income (loss)	(0.87%		(0.68%)	0.33%	0.32%	0.20%	(0.40%)
Portfolio turnover	68%		52%	57%	45%	20%	31%

† Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
††There was no waiver for the six months ended April 30, 2011 or for the years ended October 31, 2010, 2009, 2008 and
2007.
@Based on average shares outstanding.
* Annualized
**Decrease is due to the Rights Offering (See Note 4).
*** Increase is due to the Tender Offer (See Note 7)

See notes to financial statements.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Phillip Goldstein
E. Han Kim
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2011
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of 04/30/11 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2010 - December 31, 2010	2,212,479	$12.79	2,212,479	$0

*
On November 17, 2010, the Fund commenced a tender offer for  up to 2,212,479 shares of its outstanding common stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer.  The tender offer expired on December 17, 2010. The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share in accordance with the terms of the tender offer.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
---------------------------------------
Shigeru Shinohara, President
(Principal Executive Officer)

Date:   July 8, 2011
---------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-----------------------------------------------
Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:  July 8, 2011
----------------------------------------------